UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 4, 2016

MICHAEL KORS HOLDINGS LIMITED
(Exact name of Registrant as Specified in its Charter)

001-35368
(Commission File Number)

British Virgin Islands	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
33 Kingsway
London, United Kingdom
WC2B 6UF
(Address of Principal Executive Offices)
44 207 632 8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On November 10, 2016, Michael Kors Holdings Limited (the “Company”) issued a press release containing its unaudited financial results for its second fiscal quarter ended October 1, 2016. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On November 4, 2016, the Board of Directors of the Company, upon the recommendation of the Company’s Governance and Nominating Committee, appointed Robin Freestone, 57, to its Board of Directors as a Class III director with a term to expire at the Company’s annual meeting of shareholders in 2017 and until the election and qualification of his successor in office. He will also serve as a member of the Audit Committee and Compensation and Talent Committee of the Company. The Board has determined that Mr. Freestone is “independent” as such term is defined under the New York Stock Exchange listing standards and the Company’s Corporate Governance Guidelines on director independence. He also qualifies as an “audit committee financial expert” under the rules of the SEC implementing Section 407 of the Sarbanes-Oxley Act of 2002. The appointment of Mr. Freestone brings the Company’s Board membership to nine.

Pursuant to the Company’s current director compensation program, in connection with Mr. Freestone’s appointment, he will receive a retainer of $29,167, which represents a pro rata portion of the Company’s annual retainer of $70,000, based on the number of months left in the Company’s fiscal year. He also received a grant of restricted share units under the Company’s Amended and Restated Omnibus Incentive Plan with a fair value at the time of grant equal to $112,500, which represents the pro rata portion of the $150,000 annual equity grant provided to all non-employee directors at the 2016 annual meeting of shareholders, based on the number of months remaining until the Company’s next annual shareholder’s meeting. Mr. Freestone is also entitled to a fee of $1,500 for each meeting of the Board of Directors and $500 for each Committee meeting that he attends.

There is no arrangement or understanding between Mr. Freestone and any other persons pursuant to which he was selected to serve as a director and he is not a party to any transaction with the Company that might require disclosure under Item 404(a) of Regulation S-K.

Further details are contained in a Press Release issued by the Company on November 4, 2016, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.
99.1	Press release issued by Michael Kors Holdings Limited, dated November 10, 2016.
99.2	Press release issued by Michael Kors Holdings Limited, dated November 4, 2016.
Exhibit 99.1 is furnished to comply with Item 2.02 and Item 9.01 of Form 8-K. Exhibit 99.1 is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MICHAEL KORS HOLDINGS LIMITED
Date: November 10, 2016
	By:	/s/ Joseph B. Parsons
	Name:	Joseph B. Parsons
	Title:	Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer